UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 23, 2008
Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Headquarters 1600 Technology Way P.O. Box 231 Latrobe, Pennsylvania	15650-0231
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 539-5000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Item 2.02 Results of Operations and Financial Condition
On January 23, 2008, Kennametal Inc. (Kennametal or the Company) issued an earnings announcement for its fiscal second quarter ended December 31, 2007.
The press release contains certain non-generally accepted accounting principles (GAAP) financial measures. The following GAAP financial measures have been presented excluding special items: gross profit, operating expense, operating income, effective tax rate, income from continuing operations, net income and diluted earnings per share. These special items include: (1) impact of a German tax reform bill for the six months ended December 31, 2007, (2) Kemmer Praezision Electronics business (Electronics) impairment and divestiture-related charges for the three months ended December 31, 2006 and (3)(a) Electronics impairment and divestiture-related charges and (b) adjustment on J&L Industrial Supply (J&L) divestiture and transaction-related charges for the six months ended December 31, 2006. Management excludes these items in measuring and compensating internal performance to more easily compare the Company’s financial performance period-to-period. The press release also contains adjusted free operating cash flow and adjusted return on invested capital, which are also non-GAAP measures and are defined below.
Management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current period and past periods. Management believes that investors should have available the same information that management uses to assess operating performance, determine compensation and assess the capital structure of the Company. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.
Adjusted Free Operating Cash Flow
Free operating cash flow is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP measure) less capital expenditures plus proceeds from disposals of fixed assets. Management considers free operating cash flow to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for strategic initiatives (such as acquisitions), dividends, debt repayment and other investing and financing activities. Management may further adjust free operating cash flow for significant unusual cash items. Management considers adjusted free operating cash flow to be an important indicator of Kennametal’s cash generating capability because it excludes significant unusual items.
Adjusted Return on Invested Capital
Adjusted Return on Invested Capital is a non-GAAP financial measure and is defined by the Company as the previous 12 months’ net income, adjusted for interest expense, securitization fees, minority interest expense and special items, divided by the sum of the previous 12 months’ average balances of debt, securitized accounts receivable, minority interest and shareowners’ equity. Management believes that this financial measure provides additional insight into the underlying capital structure and performance of the Company. Management utilizes this non-GAAP measure in determining compensation and assessing the operations of the Company. The most directly comparable GAAP measure is return on invested capital calculated utilizing GAAP net income.
A copy of the Company’s earnings announcement is furnished under Exhibit 99.1 attached hereto. Reconciliations of the above non-GAAP financial measures are included in the earnings announcement.
Additionally, during our quarterly teleconference we may use various non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G. These non-GAAP measures should not be considered in isolation or as a substitute for the most comparable GAAP measures. Non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies.

Adjusted EBIT
EBIT is an acronym for Earnings Before Interest and Taxes and is a non-GAAP financial measure. The most directly comparable GAAP measure is net income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBIT for minority interest expense, interest income, securitization fees, pre-tax income from discontinued operations and special items. Management uses this information in reviewing operating performance and in determining compensation.
Primary Working Capital
Primary working capital is a non-GAAP financial measure and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the business unit level and it is used as such for internal performance measurement.
EBIT RECONCILIATION (Unaudited)

	Three Months Ending
	December 31,
(in thousands, except percents)	2007	2006
Net income, as reported	$50,146	$30,051
Net income as a percent of sales	7.7%	5.3%
Add back:
Interest expense	8,531	7,286
Tax expense	10,670	15,125
Tax benefit on discontinued operations	—	(119)

EBIT	69,347	52,343
Additional adjustments:
Minority interest expense	1,037	642
Interest income	(1,259)	(1,263)
Securitization fees	5	6
Pre-tax loss from discontinued operations	—	553
Special Items:
Electronics, impairment and transaction-related charges	—	3,072

Adjusted EBIT	$69,130	$55,353

Adjusted EBIT as a percent of sales	10.7%	9.7%

PRIMARY WORKING CAPITAL RECONCILIATION (Unaudited)

	December 31,	June 30,
(in thousands)	2007	2007
Current assets	$1,063,345	$1,016,502
Current liabilities	472,368	487,237

Working capital in accordance with GAAP	$590,977	$529,265

Excluding items:
Cash and cash equivalents	(63,473)	(50,433)
Other current assets	(96,462)	(95,766)

Total excluded current assets	(159,935)	(146,199)

Adjusted current assets	903,410	870,303

Current maturities of long-term debt and capital leases, including notes payable	(60,965)	(5,430)
Other current liabilities	(249,601)	(292,506)

Total excluded current liabilities	(310,566)	(297,936)

Adjusted current liabilities	161,802	189,301

Primary working capital	$741,608	$681,002

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1 Fiscal 2008 Second Quarter Earnings Announcement

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date: January 23, 2008	By:	/s/ Wayne D. Moser

Wayne D. Moser
Vice President Finance and Corporate Controller